UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2011 (June 29, 2011)

CRIMSON EXPLORATION INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification Number)

717 Texas Ave., Suite 2900, Houston, Texas 77002
(Address of principal executive offices)

(713) 236-7400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2011 (effective June 29, 2011), Crimson Exploration, Inc. (the “Company”) entered into Amended and Restated Employment Agreements (the “Agreements”) with each of Allan D. Keel, the Company’s President and Chief Executive Officer, E. Joseph Grady, the Company’s Senior Vice President and Chief Financial Officer, Thomas H. Atkins, the Company’s Senior Vice President - Exploration, and Jay S. Mengle, the Company’s Senior Vice President - Engineering (collectively, the “Executives”) in order to extend the expiring primary term (in the case of Messrs. Keel and Grady) or expired primary term (in the case of Messrs. Atkins and Mengle) of the Executives’ existing employment agreements with the Company.

In addition, the Agreements for each of Messrs. Keel and Grady were amended to (i) provide for an automatic extension of the term of their Agreements for successive two-year periods (prior was one year) until they or the Company give notice of termination between 90 and 120 days prior to the next anniversary of their Agreement; and (ii) provide Messrs. Keel and Grady with a one-time right to terminate their employment for Good Reason (as defined in the Agreements) during a period of 30 days following the expiration of a twelve month period following a Change of Control (as defined in the Agreements) of the Company by a third party through acquisition of the Company’s voting stock or replacement of its Board of Directors. The definition of Change of Control was also modified in the Agreements of each of the Executives to provide that the acquisition of 40% (prior was 50%) or more of the Company’s voting stock will constitute a Change of Control.

Other than as described above, the terms of the Agreements of each of the Executives remain the same in all material respects as those of their respective prior employment agreements with the Company.

The foregoing description is intended only as a summary of the material amendments and modifications contained in the Agreements and is qualified in its entirety by reference to the full text of the Agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement between Crimson Exploration Inc. and Allan D. Keel, effective as of June 29, 2011
10.2	Amended and Restated Employment Agreement between Crimson Exploration Inc. and E. Joseph Grady, effective as of June 29, 2011
10.3	Amended and Restated Employment Agreement between Crimson Exploration Inc. and Thomas H. Atkins, effective as of June 29, 2011
10.4	Amended and Restated Employment Agreement between Crimson Exploration Inc. and Jay S. Mengle, effective as of June 29, 2011

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC. (Registrant)
/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President & Chief Financial Officer

Dated: July 12, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement between Crimson Exploration Inc. and Allan D. Keel, effective as of June 29, 2011
10.2	Amended and Restated Employment Agreement between Crimson Exploration Inc. and E. Joseph Grady, effective as of June 29, 2011
10.3	Amended and Restated Employment Agreement between Crimson Exploration Inc. and Thomas H. Atkins, effective as of June 29, 2011
10.4	Amended and Restated Employment Agreement between Crimson Exploration Inc. and Jay S. Mengle, effective as of June 29, 2011